UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2013

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 18, 2013, CoBiz Financial Inc. issued a press release announcing its earnings for the first quarter of 2013, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The Board of Directors of CoBiz Financial Inc. declared a $0.03 cash dividend on its common stock for the second quarter of 2013. This dividend will be paid on May 6, 2013, to shareholders of record on April 29, 2013.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

                               99.1     Press Release issued April 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date: April 18, 2013
/s/ Lyne Andrich
Lyne Andrich
EVP & CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on April 18, 2013.